UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

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Ghost Technology, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	00-31705	91-2007477
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd., Suite 403, Aventura, FL 33180
 (Address of Principal Executive Office) (Zip Code)

(786) 923-5954
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm

Effective September 30, 2010, Berman & Company, P.A. (“Berman”) was dismissed as the independent registered public accounting firm for Ghost Technology, Inc. (the “Company”).

The reports of Berman on the Company’s consolidated financial statements for the Company’s fiscal years ending June 30, 2010 and 2009 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change accountants was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Berman’s dismissal, there were no disagreements, as such term is described in Item 304(a)(1)(iv) of Regulation S-K, with Berman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berman, would have caused Berman to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Berman with a copy of the foregoing disclosure, and requested that Berman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from Berman addressed to the Securities and Exchange Commission dated as of October 6, 2010 is filed as Exhibit 16.1 to this Form 8-K.

(b)           Appointment of New Independent Registered Public Accounting Firm

Effective September 30, 2010, Salberg & Company, P.A. (“Salberg”) was engaged to serve as the Company’s new independent registered public accounting firm. The engagement of Salberg as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors. Neither the Company, nor anyone on its behalf, consulted Salberg during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of Salberg regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ghost Technology, Inc.

By:	/s/ Gracchi Gianfranco
Gracchi Gianfranco Chief Executive Officer

Date: October 6, 2010

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